Exhibit 21.1
IQVIA Holdings Inc.
Subsidiary Listing – as of 12/31/2021

Subsidiary	Jurisdiction or State of Organization
159 Solutions, LLC	California
159 Technology Solutions Private Ltd	India
AECIO IT Solutions India Private Ltd.	India
AHM Global Services, LLC	New Jersey
Albatross Financial Solutions Limited	England
ALIMED Egeszsegugyi Szolgaltato Kft.	Hungary
Allcare Plus Pharmacy LLC	Massachusetts
Aposphäre GmbH	Germany
Ardentia International Limited	England
Ascott Sales Integration Pty Ltd	Australia
Asesorias IQVIA Solutions Chile Limitada	Chile
Asserta Centroamerica Medicion de Mercados, S.A.	Guatemala
Avacare Clinical Research Network (Shanghai) Co., Ltd.	China
Battaerd Mansley Pty. Ltd.	Australia
Benefit Holding, Inc.	North Carolina
Biofortis, LLC	Delaware
Branch of IQVIA RDS GesmbH in Novosibirsk	Russia
Branch of IQVIA RDS GesmbH in St. Petersburg	Russia
BuzzeoPDMA LLC	Delaware
Cambridge Pharma Consultancy Inc.	Delaware
Cambridge Pharma Consultancy Limited	England
CDS - Centre de Service SAS	France
Cegedim Venezuela C.A.	Venezuela
Cenduit (India) Services Private Limited	India
Cenduit Limited	England
Cenduit Mauritius Holdings Company	Mauritius
Centrix Innovations (Pty) Ltd.	South Africa
CFS Clinical UK Limited	England
Clinical Financial Services, LLC	Pennsylvania
Clinical Insourcing Solutions Limited	Ireland
Clinical Insourcing Solutions S. de R.L. de C.V.	Mexico
Clinical Lab Minority Shareholder Limited	England
Clinical Solutions Group, LLC	North Carolina
ClinTec Austria GmbH	Austria
ClinTec CRO Services (India) Private Limited	India
ClinTec Gesellschaft fur Klinische Entwicklung GmbH	Germany
ClinTec International (Pty) Ltd.	South Africa

ClinTec International (Pty) Ltd. (Malawi branch)	Malawi
ClinTec International (Thailand) Limited	Thailand
ClinTec International AG	Switzerland
ClinTec International Belgium BV	Belgium
ClinTec International Bulgaria OOD	Bulgaria
ClinTec International doo	Serbia
ClinTec International FZ-LLC	United Arab Emirates
ClinTec International Hong Kong Limited	Hong Kong
ClinTec International Hungary Kft	Hungary
ClinTec International Italy S.r.l.	Italy
ClinTec International Limited	New Zealand
ClinTec International Limited	Kenya
ClinTec International Limited	Taiwan
ClinTec International LLC	Ukraine
ClinTec International Ltd (Netherlands Branch)	Netherlands
ClinTec International Ltd, UK, Filial Sverige	Sweden
ClinTec International Ltd.	England
ClinTec International Norway AS	Norway
ClinTec International Off-Shore S.A.L.	Lebanon
Clintec International Pharmaceutical Services Ltd	Israel
ClinTec International Pte Ltd.	Singapore
ClinTec International Pty Ltd	Australia
ClinTec International Romania S.R.L.	Romania
ClinTec International RUS LLC	Russia
ClinTec International S.à r.l.	France
ClinTec International s.r.o.	Czech Republic
ClinTec International Services Inc.	Canada
ClinTec International SL	Spain
ClinTec International sp. z.o.o.	Poland
ClinTec Luxembourg S.A.	Luxembourg
ClinTec Turkey Medikal ve Farmasotik Hizmetler Ticaret Limited Sirketi	Turkey
ClinTech Ireland International Research Limited	Ireland
Comline GmbH	Germany
Compliant Community Projects (Pty) Ltd.	South Africa
CoreZetta Co Ltd.	Republic of Korea
CT Clinical Services EOOD	Bulgaria
CT Consulting Inc.	Philippines
CTcue B.V.	Netherlands
Data Niche Associates, Inc.	Illinois
Dataline Software Limited	England
Datandina Ecuador S.A.	Ecuador
Datec Industria e Comercio, Distribudora Grafica e Mala Direta Ltda.	Brazil
DAVASO GmbH	Germany

DAVASO Group Holding GmbH	Germany
DAVASO Holding GmbH	Germany
Dimensions Healthcare Company Ltd	Palestinian Territory
Dimensions Healthcare LLC	United Arab Emirates
Dimensions Healthcare LLC (Dubai Branch)	United Arab Emirates
DMRK Consulting Private Limited	India
DrugDev Inc.	Delaware
EA Institute, L.L.C.	Delaware
Epernicus, LLC	Delaware
EPID Research Oy	Finland
EPS Research Limited	England
EPS Software Limited	England
Evigrade - Health Care Research Consulting, Unipessoal, LDA	Portugal
Excel Life Sciences Inc.	Delaware
Excel Life Sciences Private Limited	India
Forcea NV	Belgium
Foresight IT Solutions and Consulting India Private Limited	India
Foundry Health, LLC	Wisconsin
GCE Clin Solutions Limited	England
GCE Global Solutions, LLC	Delaware
GCE Solutions (Pty) Limited	South Africa
GCE Solutions International, LLC	Delaware
GCE Solutions, S. de R.L. de C.V.	Mexico
Global Crown Investment Limited	Hong Kong
Grace Data Corp.	California
gradient.Systemintegration GmbH	Germany
Hospital Marketing Services Ltd.	England
Hotel Lot C-8B, LLC	North Carolina
Iasist Holdco Limited	England
Iasist Portugal, Consultadoria na Área de Saúde, Unipessoal, Lda	Portugal
Iasist SAU Agencia en Chile	Chile
Iasist Sociedad Anonima Unipersonal	Spain
Iguard, Inc.	North Carolina
Impact RX Data Management (Pty) Ltd.	South Africa
IMS (UK) Pension Plan Trustee Company Limited	England
IMS AB	Sweden
IMS Health Analytics Services Private Limited	India
IMS Health de Venezuela C.A.	Venezuela
IMS Health Group Limited	England
IMS Health Information Solutions Australia Pty. Ltd	Australia
IMS Health Information Solutions India Private Ltd.	India
IMS Health Networks Limited	England
IMS Health Paraguay Srl	Paraguay

IMS Health Surveys Limited	England
IMS Health Uruguay S.A.	Uruguay
IMS Hospital Group Limited	England
IMS Information Solutions Medical Research Limited	England
IMS Information Solutions UK Ltd.	England
IMS International Medical Services (Pty) Ltd	South Africa
IMS Meridian Limited	Hong Kong
IMS Meridian Research Limited	British Virgin Islands
IMS Software Services Ltd.	Delaware
IMS Technology Solutions UK Limited	England
Incarnus Malaysia Sdn Bhd	Malaysia
Infocus Health Limited	England
Infopharm Ltd.	England
Innovex Holdings I LLC	Delaware
Innovex Merger Corp.	North Carolina
Innovex Saglik Urunleri Pazarlame ve Hizmet Danismanlik Anonim Sirketi	Turkey
Inteliquet, Inc.	Delaware
Intercontinental Medical Statistics International, Ltd.	Delaware
Intercontinental Medical Statistics Kenya Ltd.	Kenya
Interface Clinical Services Ltd.	England
Interstatistik AG	Switzerland
IPP Informacion Promocional y Publicitaria S.A. de C.V.	Mexico
IQVIA Medical Development (Dalian) Co., Ltd.	China
IQVIA (Thailand) Co., Ltd.	Thailand
IQVIA AB	Sweden
IQVIA Adriatic d.o.o. za Konzalting	Croatia
IQVIA Afrique de l’Ouest Francophone	Cote d'Ivoire
IQVIA AG	Switzerland
IQVIA AG (Basal Branch)	Switzerland
IQVIA AG (Dubai Branch)	United Arab Emirates
IQVIA AG (Mexico Branch)	Mexico
IQVIA AG (Representative Office - Algeria)	Algeria
IQVIA AG (Representative Office - Dubai)	United Arab Emirates
IQVIA AG (Representative Office - Jordan)	Jordan
IQVIA AG (Representative Office - Lebanon)	Lebanon
IQVIA AG (Representative Office - Serbia)	Serbia
IQVIA AG (Rotkreuz Branch)	Switzerland
IQVIA AG (St. Prex Branch)	Switzerland
IQVIA Asia Pacific Commercial Holdings LLC	North Carolina
IQVIA Beteiligungsgesellschaft mbH	Germany
IQVIA BioSciences Holdings, LLC	Delaware
IQVIA Biotech LLC	Delaware
IQVIA Biotech Ltd.	England

IQVIA Cancer Research	Belgium
IQVIA Chinametrik Inc.	Delaware
IQVIA Clinical AB	Sweden
IQVIA Clinical, Filial af IQVIA Clinical AB	Denmark
IQVIA Commercial Consulting Sp. z.o.o.	Poland
IQVIA Commercial Deutschland Gmbh	Germany
IQVIA Commercial Finance Inc.	Delaware
IQVIA Commercial GmbH & Co. OHG	Germany
IQVIA Commercial I LLC	Delaware
IQVIA Commercial India Holdings Corp.	Delaware
IQVIA Commercial Software Gmbh	Germany
IQVIA Commercial Sp. z.o.o.	Poland
IQVIA Commercial Trading Corp.	Delaware
IQVIA Consulting and Information Services India Private Limited	India
IQVIA Consulting Solutions BV	Belgium
IQVIA CRM Korea Ltd.	Republic of Korea
IQVIA CSD Korea Ltd.	Republic of Korea
IQVIA CSMS GmbH	Germany
IQVIA CSMS US Inc.	Delaware
IQVIA Finance Ireland Designated Activity Company	Ireland
IQVIA Finance Ltd.	England
IQVIA FZ-LLC	United Arab Emirates
IQVIA Government Solutions Inc.	Delaware
IQVIA Health Transformation Foundation	India
IQVIA Healthcare (QFC Branch)	Qatar
IQVIA Hellas Technology Solutions Single Member S.A.	Greece
IQVIA Holdings (UK) Ltd.	England
IQVIA Holdings France Sas	France
IQVIA Holdings Inc.	Delaware
IQVIA IES Brasil Ltda.	Brazil
IQVIA IES Denmark ApS	Denmark
IQVIA IES Europe Limited	England
IQVIA IES European Holdings	England
IQVIA IES Italia S.r.L.	Italy
IQVIA IES Overseas Holdings Limited	England
IQVIA IES Oy	Finland
IQVIA IES Portugal Unipessoal LDA	Portugal
IQVIA IES Puerto Rico Inc.	Puerto Rico
IQVIA IES South Africa (Pty) Limited	South Africa
IQVIA IES UK Limited	England
IQVIA II Technology Solutions Portugal, Unipessoal LDA	Portugal
IQVIA Inc.	Delaware
IQVIA Inc. (Thailand Branch)	Thailand

IQVIA Information Medical Statistics (Israel) Ltd.	Israel
IQVIA Information Solutions (China) Co., Ltd.	China
IQVIA Information Solutions GmbH	Austria
IQVIA Information, S.A.	Spain
IQVIA Integrated Services NL	Netherlands
IQVIA Investment Holdings Limited	England
IQVIA Korea Co. Ltd.	Republic of Korea
IQVIA Lebanon S.a.r.l.	Lebanon
IQVIA LTD.	England
IQVIA Market Intelligence, LLC	North Carolina
IQVIA Marktforschung GmbH	Austria
IQVIA Maroc S.à r.l.	Morocco
IQVIA Medical Communications & Consulting, Inc.	New Jersey
IQVIA Medical Education Inc.	New York
IQVIA Medical Radar AB	Sweden
IQVIA MedTech Inc.	Delaware
IQVIA MedTech NV	Belgium
IQVIA Operations France SAS	France
IQVIA Patients Solutions S.p.A.	Italy
IQVIA Pharma Inc.	North Carolina
IQVIA Pharma Services Corp.	North Carolina
IQVIA Pharmaceutical Marketing Services Ltd.	Slovenia
IQVIA Phase One Services LLC	Kansas
IQVIA RDS (India) Private Ltd.	India
IQVIA RDS (Pty.) Limited	South Africa
IQVIA RDS (Shanghai) Co., Ltd.	China
IQVIA RDS AG	Switzerland
IQVIA RDS AG (St. Prex Branch)	Switzerland
IQVIA RDS and Integrated Services Belgium NV	Belgium
IQVIA RDS Argentina S.R.L.	Argentina
IQVIA RDS Asia Inc.	North Carolina
IQVIA RDS Austria GmbH	Austria
IQVIA RDS Brasil Ltda.	Brazil
IQVIA RDS BT Inc.	North Carolina
IQVIA RDS Bulgaria EOOD	Bulgaria
IQVIA RDS Canada ULC	Canada
IQVIA RDS Chile	Chile
IQVIA RDS Clindata (Pty.) Ltd.	South Africa
IQVIA RDS Clindepharm (Pty.) Ltd.	South Africa
IQVIA RDS Colombia S.A.S.	Colombia
IQVIA RDS Costa Rica S.A.	Costa Rica
IQVIA RDS Czech Republic s.r.o.	Czech Republic
IQVIA RDS d.o.o. Beograd	Serbia

IQVIA RDS East Africa Limited	Kenya
IQVIA RDS East Asia Pte. Ltd.	Singapore
IQVIA RDS Eastern Holdings GmbH	Austria
IQVIA RDS Egypt LLC	Egypt
IQVIA RDS Estonia OU	Estonia
IQVIA RDS Finland Oy	Finland
IQVIA RDS France SAS	France
IQVIA RDS Funding LLC	North Carolina
IQVIA RDS GesmbH	Austria
IQVIA RDS GmbH	Germany
IQVIA RDS Guatemala S.A.	Guatemala
IQVIA RDS Hellas Single Member S.A.	Greece
IQVIA RDS Holdings	England
IQVIA RDS Hong Kong Limited	Hong Kong
IQVIA RDS Hungary Pharmaceutical Development and Consulting Limited Liability Company	Hungary
IQVIA RDS Inc.	North Carolina
IQVIA RDS Ireland (Finance) Ltd.	Ireland
IQVIA RDS Ireland Ltd.	Ireland
IQVIA RDS Israel Ltd.	Israel
IQVIA RDS Italy S.r.l.	Italy
IQVIA RDS Latin America LLC	North Carolina
IQVIA RDS Latin America LLC (Argentina Branch)	Argentina
IQVIA RDS Latvia SIA	Latvia
IQVIA RDS Malaysia Sdn. Bhd.	Malaysia
IQVIA RDS Netherlands B.V.	Netherlands
IQVIA RDS Norway	Norway
IQVIA RDS Panama Inc.	Panama
IQVIA RDS Peru S.r.l.	Peru
IQVIA RDS Philippines Inc.	Philippines
IQVIA RDS Poland Sp. Zoo	Poland
IQVIA RDS Pty. Limited	Australia
IQVIA RDS Pty. Ltd.	New Zealand
IQVIA RDS Slovakia, s.r.o.	Slovakia
IQVIA RDS South Africa (Pty.) Ltd.	South Africa
IQVIA RDS Spain S.L.	Spain
IQVIA RDS Spain, S.L. Representação Permanente em Portugal	Portugal
IQVIA RDS Taiwan Ltd.	Taiwan
IQVIA RDS UAB	Lithuania
IQVIA RDS UK Holdings Ltd.	England
IQVIA RDS Ukraine	Ukraine
IQVIA RDS Vietnam LLC	Vietnam
IQVIA Research and Development Solutions Saudi Arabia Limited	Saudi Arabia
IQVIA Romania S.R.L.	Romania

IQVIA Services Japan K.K.	Delaware
IQVIA Soluções de Tecnologia do Brasil Ltda	Brazil
IQVIA Solutions (NZ) Limited	New Zealand
IQVIA Solutions (Pty.) Ltd.	South Africa
IQVIA Solutions a.s.	Czech Republic
IQVIA Solutions Argentina S.A.	Argentina
IQVIA Solutions Asia Pte. Ltd	Singapore
IQVIA Solutions Australia Holdings Pty. Ltd.	Australia
IQVIA Solutions Australia Pty. Ltd.	Australia
IQVIA Solutions B.V.	Netherlands
IQVIA Solutions Bangladesh Limited	Bangladesh
IQVIA Solutions Belgium BV	Belgium
IQVIA Solutions Bolivia S.R.L.	Bolivia
IQVIA Solutions Bulgaria Eood	Bulgaria
IQVIA Solutions Canada Inc	Canada
IQVIA Solutions Colombia S.A.	Colombia
IQVIA Solutions Consulting Myanmar Company Limited	Myanmar
IQVIA Solutions del Peru S.A.	Peru
IQVIA Solutions Denmark AS	Denmark
IQVIA Solutions do Brasil Ltda.	Brazil
IQVIA Solutions Egypt Ltd.	Egypt
IQVIA Solutions Enterprise Management Consulting (Shanghai) Co., Ltd (Beijing Branch)	China
IQVIA Solutions Enterprise Management Consulting (Shanghai) Co., Ltd.	China
IQVIA Solutions Finance B.V.	Netherlands
IQVIA Solutions Finance UK I Ltd.	England
IQVIA Solutions Finance UK II Ltd.	England
IQVIA Solutions Finance UK III Ltd.	England
IQVIA Solutions Finance UK V Ltd.	England
IQVIA Solutions Finland OY	Finland
IQVIA Solutions Global Holdings UK Ltd.	England
IQVIA Solutions Holdings (Pty.) Ltd.	South Africa
IQVIA Solutions Hong Kong Limited	Hong Kong
IQVIA Solutions HQ Ltd.	England
IQVIA Solutions Ireland Limited	Ireland
IQVIA Solutions Italy S.r.l.	Italy
IQVIA Solutions Kazakhstan LLC	Kazakhstan
IQVIA Solutions Korea Ltd.	Republic of Korea
IQVIA Solutions Lanka (Private) Limited	Sri Lanka
IQVIA Solutions LLC	Russia
IQVIA Solutions Malaysia Sdn. Bhd.	Malaysia
IQVIA Solutions Norway AS	Norway
IQVIA Solutions Operations Center Philippines Inc.	Philippines
IQVIA Solutions Pakistan (Private) Limited	Pakistan

IQVIA Solutions Pharmaceutical Srl	Romania
IQVIA Solutions Philippines Inc.	Philippines
IQVIA Solutions Portugal, Lda	Portugal
IQVIA Solutions Puerto Rico Inc.	Puerto Rico
IQVIA Solutions Regional Pte. Ltd.	Singapore
IQVIA Solutions Republica Dominicana, S.R.L.	Dominican Republic
IQVIA Solutions s.r.o.	Slovakia
IQVIA Solutions Saudi Arabia Limited	Saudi Arabia
IQVIA Solutions Services Ltd.	Hungary
IQVIA Solutions Sweden AB	Sweden
IQVIA Solutions Taiwan Ltd.	Taiwan
IQVIA Solutions Tunisia S.à r.l.	Tunisia
IQVIA Solutions UK Investments Ltd.	England
IQVIA Solutions UK Limited	England
IQVIA Staff Services Sp.A.	Italy
IQVIA Technology Services Ltd.	England
IQVIA Technology Solutions (China) Co., Ltd.	China
IQVIA Technology Solutions Colombia Ltda.	Colombia
IQVIA Technology Solutions Egypt LLC	Egypt
IQVIA Technology Solutions Finland Oy	Finland
IQVIA Technology Solutions Poland SP. z.o.o	Poland
IQVIA Technology Solutions Romania Srl	Romania
IQVIA Technology Solutions s.r.o.	Slovakia
IQVIA Technology Solutions s.r.o.	Czech Republic
IQVIA Technology Solutions S.R.O. (Bulgaria Branch)	Bulgaria
IQVIA Technology Solutions Ukraine LLC	Ukraine
IQVIA Technology Tunisia S.à r.l.	Tunisia
IQVIA Tibbi Istatistik Ticaret ve Musavirlik Ltd. Sirketi	Turkey
IQVIA Trading Management Inc.	Delaware
IQVIA Transportation Services Corp.	Delaware
IQVIA West Africa	Senegal
IQVIA World Publications Ltd.	England
IQVIA Zagreb d.o.o.	Croatia
Jäger Health Gmbh	Germany
Kairos GmbH	Germany
Kun Tai Medical Development Hong Kong Limited	Hong Kong
Kun Tuo Medical Research & Development (Beijing) Co. Ltd.	China
Laboratorio Commuq Pharma SLU	Spain
Linguamatics Limited	England
Linguamatics Solutions Limited	England
M&H Informatics (BD) Ltd.	Bangladesh
Mecurial Insights Holding Pty. Ltd.	Australia
Mecurial Insights Pty. Ltd.	Australia

Meddata Group, LLC	Massachusetts
Medineos S.r.l.	Italy
Med-Vantage, Inc.	Delaware
Mercados Y Analisis, S.A.	Spain
Meridian Research Vietnam Ltd.	Vietnam
MMK Communications Co., Ltd.	Republic of Korea
Novasyte, LLC	California
Novex Pharma Laboratorio S.L.	Spain
Novex Pharma Limited	England
Nuevo Health Pty Limited	Australia
Operaciones Centralizadas Latinoamericana Limitada	Chile
Optimum Contact Limited	England
Outcome Sciences, LLC	Delaware
Penderwood Limited	England
Pharma Deals Limited	England
Pharma Strategy Group Limited	England
Pharmaforce, S.A. de C.V.	Mexico
PharmARC Consulting Services Gmbh	Switzerland
Pharmarc Inc.	New Jersey
PharmaSource Inc.	Delaware
Polaris Management Partners, LLC	New Jersey
Polaris Solutions Ltd.	Hong Kong
Polaris Solutions, LLC	New York
PR Editions S.A.S.	France
Privacy Analytics Inc.	Canada
Privacy Analytics Inc.	Delaware
Professional Pharmaceutical Marketing Services (Pty.) Ltd.	South Africa
Prometheus Research, LLC	Connecticut
PT IQVIA RDS Indonesia	Indonesia
PT IQVIA Solutions Indonesia	Indonesia
Public Relations Algeria	Algeria
Q Squared Solutions (Beijing) Co., Ltd.	China
Q Squared Solutions (Beijing) Co., Ltd. Shanghai branch	China
Q Squared Solutions (India) Private Limited	India
Q Squared Solutions (Quest) Limited	England
Q Squared Solutions (Quest) LLC	Delaware
Q Squared Solutions (Shanghai) Co., Ltd.	China
Q Squared Solutions B.V.	Netherlands
Q Squared Solutions BioSciences LLC	Delaware
Q Squared Solutions China (Quest) Limited	England
Q Squared Solutions China Limited	England
Q Squared Solutions Expression Analysis LLC	Delaware
Q Squared Solutions Holdings B.V.	Netherlands

Q Squared Solutions Holdings Limited	England
Q Squared Solutions Holdings LLC	Delaware
Q Squared Solutions KK	Japan
Q Squared Solutions Limited	England
Q Squared Solutions LLC	North Carolina
Q Squared Solutions Proprietary Limited	South Africa
Q Squared Solutions Pte. Ltd.	Singapore
Q Squared Solutions S.A.	Argentina
Qcare Site Services, Inc.	North Carolina
QH Research Limited	England
QIMS Pharma Services Sa De Cv	Mexico
Quality Health Limited	England
Quintiles Benin Ltd.	Benin
Quintiles Clinical and Commercial Nigeria Limited	Nigeria
Quintiles Commercial Laboratorio S.L.U.	Spain
Quintiles Commercial Rus LLC	Russia
Quintiles Finance Uruguay S.r.L.	Uruguay
Quintiles IMS Japan GK	Japan
Quintiles Lanka (Private) Limited	Sri Lanka
Quintiles Mauritius Holdings	Mauritius
Quintiles Medical Development (Shanghai) Co., Ltd.	China
Quintiles Mexico, S. de R.L. de C.V.	Mexico
Quintiles Phase One Clinical Trials India Private Limited	India
Quintiles West Africa Limited	Ghana
Radar Acquisition Blocker, Inc.	Delaware
Redsite Limited	England
Representative Office of IQVIA RDS GesmbH in Moscow	Russia
RX India, LLC	Delaware
Schwarzeck Verlag Gmbh	Germany
Secureconsent, LLC	Delaware
Smart I.T. Systems BV	Belgium
Source Informatics Limited	England
Spartan Leasing Corporation	Delaware
StatFin Estonia OÜ	Estonia
Statfinn Oy	Finland
STI Technologies Limited	Canada
Targeted Molecular Diagnostics, LLC	Illinois
Temas Srl - Società Unipersonale	Italy
TforG Support NV	Belgium
Themis Limited	England
UAB IQVIA Commercial	Lithuania
Valuecentric Privacy Solutions LLC	Delaware
Valuemedics Research, LLC	Delaware

VCG&A, Inc.	Massachusetts
VCG-BIO, Inc.	Delaware
Vivacity Health Pty. Ltd.	Australia
ZhiWeiYunChuang Solutions Enterprise Management Consulting (Shanghai) Co., Ltd	China